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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 23, 2003


                               Saul Centers, Inc.
             (Exact name of registrant as specified in its charter)


          Maryland                     1-12254                   52-1833074
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                   Identification Number)


   7501 Wisconsin Avenue, Bethesda, Maryland                       20814
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   (Address of Principal Executive Offices)                      (Zip Code)


                                 (301) 986-6200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         *99.1    Press Release, dated April 23, 2003, of Saul Centers, Inc.


Item 9. Regulation FD Disclosure (Information provided under Item 12-Results of Operations and Financial Condition).

         The following information is being provided under Item 12-Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216. As a result, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act").

         On April 23, 2003, Saul Centers, Inc. issued a press release to report its financial results for the quarter ended March 31, 2003. The release is furnished as Exhibit 99.1 hereto.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SAUL CENTERS, INC.

                                                By:  /s/ Scott V. Schneider
                                                   ---------------------------
                                                   Scott V. Schneider
                                                   Senior Vice President and
                                                    Chief Financial Officer

Dated:  April 25, 2003

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                                  EXHIBIT INDEX


     Exhibit No.                        Description
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         99.1       Press Release, dated April 23, 2003, of Saul Centers, Inc.


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